Variable Portfolio – Partners Small Cap Growth Fund
Summary Prospectus
May 1, 2026

The Fund may offer Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). There are no exchange ticker symbols associated with shares of the Fund.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature. You can also get this information at no cost by calling 800.345.6611, by sending an email to serviceinquiries@columbiathreadneedle.com, or by contacting the participating insurance company or other financial intermediary through whom you hold your Fund shares. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated May 1, 2026, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Variable Portfolio – Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management fees	0.87%	0.87%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses	0.01%	0.01%
Total annual Fund operating expenses(a)	0.88%	1.13%
Less: Fee waivers and/or expense reimbursements(b)	(0.03%)	(0.03%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.85%	1.10%
(a)
“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
(b)
Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2027, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.85% for Class 1 and 1.10% for Class 2. Any differences in these annual rates relative to the annual rates noted in the last row of the above table (e.g., net expense ratios) are due to applicable exclusions under the agreement.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
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you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■
your investment has a 5% return each year, and
■
the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class 1 (whether or not shares are redeemed)	$87	$278	$485	$1,082
Class 2 (whether or not shares are redeemed)	$112	$356	$619	$1,372
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 139% of the average value of its portfolio.

Variable Portfolio – Partners Small Cap Growth Fund

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Capitalization Index). The market capitalization range of the companies included within the Capitalization Index was $4.4 million to $38 billion as of March 31, 2026. The market capitalization range and composition of companies in the Capitalization Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund may continue to hold a security even if the company’s market capitalization is no longer within the range of the Capitalization Index. Under normal circumstances, the Fund also invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of “growth” companies. The Fund considers “growth” companies to be those companies that are either constituents of an index constructed by a third party to identify companies with various characteristics of growth companies, have a higher Institutional Brokers' Estimate System (I/B/E/S) medium-term growth forecast (two year) than the median ranked stock within the company’s GICS sector, or have a higher sales per share historical growth rate (five year) than the median ranked stock within the company’s GICS sector. The third-party broad-based index currently used to identify growth companies is the Russell 3000® Growth Index, although the Fund may change this index without prior notice. The I/B/E/S is a database used by brokers and investors to access the estimates made by stock analysts regarding the future earnings of publicly traded American companies. The I/B/E/S medium term growth forecast is a measure of the average annualized EPS (earnings per share) growth forecast of contributing analysts/estimators for the forthcoming two years. The Fund may at times emphasize one or more sectors in selecting its investments, including the health care, industrials and information technology sectors.
Multiple subadvisers provide the day-to-day management of the Fund’s portfolio.
Principal Risks
An investment in the Fund involves risks, including Small- and Mid-Cap Stock Risk,  Growth Securities Risk, Market Risk, Multi-Adviser Risk, and Sector Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be
Variable Portfolio – Partners Small Cap Growth Fund

more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Environmental, Social and Governance Integrated Risk. The Fund’s consideration of issuer ESG characteristics may cause the Fund to invest in, forego investing in, or sell securities of issuers, including issuers within certain sectors, regions and countries that could negatively impact Fund performance, including relative to a benchmark or other funds that do not consider environmental, social and corporate governance data, or funds that do but make different investment decisions based thereon.
Equity Securities Risk. Equity securities may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund's portfolio to carry out its investment strategies. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's return. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund.
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Small- and Mid-Cap Stock Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such

Variable Portfolio – Partners Small Cap Growth Fund

risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Multi-Adviser Risk. The Fund has multiple advisory firms that each manage a portion of the Fund’s net assets on a daily basis. Each adviser makes investment decisions independently from the other adviser(s). It is possible that the security selection process of one adviser will not complement or may conflict or even contradict that of the other adviser(s), including making off-setting trades that have no net effect to the Fund, but which may increase Fund expenses. As a result, the Fund's exposure to a given security, industry, sector or market capitalization could be smaller or larger than if the Fund were managed by a single adviser, which could adversely affect the Fund's performance.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors, including the health care, industrials and information technology sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that group of industries or economic sector.
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Health Care Sector. The Fund is vulnerable to the particular risks that may affect companies in the health care sector. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services), among others. Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
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Industrials Sector. The Fund is vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
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Information Technology Sector. The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance, as well as another measure of performance for markets in which the Fund may invest.
Except for differences in annual returns resulting from differences in expenses (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s performance prior to May 2025 reflects returns achieved by one or more different subadvisers. If the current subadvisers had been in place for the prior periods, results shown may have been different.
Variable Portfolio – Partners Small Cap Growth Fund

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com.
Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2020	31.92%
	Worst	1st Quarter 2020	-24.87%
 Average Annual Total Returns (for periods ended December 31, 2025)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/07/2010	8.13%	1.20%	7.99%
Class 2	05/07/2010	7.86%	0.94%	7.72%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)		13.01%	3.18%	9.57%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)		17.15%	13.15%	14.29%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Subadviser: Goldman Sachs Asset Management, L.P. (GSAM)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Gregory Tuorto	Managing Director of GSAM	Co-Portfolio Manager	2025
Jessica Katz	Managing Director of GSAM	Co-Portfolio Manager	2025
Subadviser: Segall Bryant & Hamill, LLC d/b/a CI SBH Asset Management (SBH)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Brian Fitzsimons, CFA	Director of Small Cap Growth Strategies of SBH	Co-Portfolio Manager	2025
Mitch Begun, CFA	Senior Portfolio Manager of SBH	Co-Portfolio Manager	2025
Purchase and Sale of Fund Shares
The Fund is available for purchase through Contracts offered by the separate accounts of participating insurance companies or Qualified Plans or by other eligible investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor). Shares of the Fund may not be purchased or sold by individual owners of Contracts or Qualified Plans. If you are a Contract holder or Qualified Plan participant, please refer to your separate Contract prospectus or Qualified Plan disclosure documents for information about minimum investment requirements and how to purchase and redeem shares of the Fund on days the Fund is open for business.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders which are generally the participating insurance companies investing in the Fund through separate accounts or Qualified Plans or certain other eligible investors authorized by the Distributor. You should consult with the participating insurance company that issued your Contract, plan sponsor or other eligible investor through which your investment in the Fund is made regarding the U.S. federal income taxation of your investment.

Variable Portfolio – Partners Small Cap Growth Fund

Payments to Broker-Dealers and Other Financial Intermediaries
If you make allocations to the Fund, the Fund, its Distributor or other related companies may pay participating insurance companies or other financial intermediaries for the allocation (sale) of Fund shares and related services in connection with such allocations to the Fund. These payments may create a conflict of interest by influencing the participating insurance company, other financial intermediary or your salesperson to recommend an allocation to the Fund over another fund or other investment option. Ask your financial advisor or salesperson or visit your financial intermediary’s website for more information.
Variable Portfolio – Partners Small Cap Growth Fund

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.
The Fund is distributed by Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2026 Columbia Threadneedle. All rights reserved.
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